Press Release FOR IMMEDIATE RELEASE Contact: Renee Campbell Phone: +1 402.963.1057 Date: September 21, 2020 Valmont Announces the Appointment of Two New Board Members Omaha, NE - Valmont Industries, Inc. (NYSE:VMI), a leading global provider of engineered products and services for infrastructure development and irrigation equipment and services for agriculture, today announced that its Board of Directors has elected Ms. Ritu Favre and Ms. Joan Robinson-Berry as independent directors, effective September 18, 2020. The two appointments further enhance the Board’s skills, experience and diversity, while increasing its size to 12 members. Commenting on the appointments, Mogens C. Bay, Valmont Chairman of the Board, said, “Ritu and Joan are both highly experienced, and we are excited to welcome leaders of their caliber to our Board. Each brings depth of knowledge, relevant capabilities and experience that will help advance the execution of our strategic imperatives, including market expansion, technology-enabled growth and operational excellence. Joan’s strategic mindset and strong track record of leading global operations, engineering and procurement for a world-class industrial company will help advance Valmont’s future growth strategies. Ritu’s extensive background and passion for technology, innovation, IoT and operational expertise will be invaluable as we increase digital solutions across our businesses. I look forward to their perspective and input as we execute on our global growth strategies to maximize value for our stakeholders.” Ms. Favre is a seasoned high-tech industry leader with experience across general management and executive leadership roles in the radio frequency and semiconductor industries. She currently is Senior

Vice President and General Manager of the semiconductor business at National Instruments Corporation (NI), a multi-national, leading producer of automated test equipment and virtual instrumentation software. Most recently, she served as the chief executive officer of NEXT Biometrics, and has held senior management positions with Motorola, Freescale Semiconductor, and Synaptics. She is a member of the Global Semiconductor Association’s Women’s Leadership Council and an advisory board member to Microfacturing Institutes. Ms. Robinson-Berry recently retired from a 35-year career at The Boeing Company, most recently as Senior Vice President and Chief Engineer for Boeing Global Services, responsible for product and services safety, technical integrity and engineering. Her career path at Boeing includes leadership responsibilities for global engineering, maintenance and modifications for all Boeing government and commercial product lines. Prior roles include VP and GM for Commercial airplanes with responsibilities for 787 Airplane Production Operations, Engineering Design Center, IT Centers, Interiors, Propulsion, and Technology, and Chief Procurement Officer. She has received extensive recognition for her work in STEM, is a Technical Fellow and serves on the Cal Poly University Pomona Foundation Board and Unaka Company Inc. Board of Directors. Ms. Favre commented, "I’m honored to join Valmont’s Board and excited about the opportunity to bring my 30+ years of technology experience and perspective to the Company in support of furthering its growth strategy. Additionally, Valmont’s tagline of Conserving Resources, Improving Life®, provides a solid foundation for ESG principles. I look forward to working closely with fellow directors to advance these efforts and technology-focused initiatives across the organization." Ms. Robinson-Berry commented, “I am delighted to have the opportunity to join the Valmont Board at a very exciting time in the Company’s history. Valmont has an impressive strategy and vision around global market expansion and a culture supported by strong core values. I look forward to actively contributing toward the achievement of our vision.” About Valmont Industries, Inc. Valmont® is a global leader, designing and manufacturing engineered products that support global infrastructure development and agricultural productivity. Its products for infrastructure serve highway, transportation, wireless communication, electric transmission, and industrial construction and energy markets. Its irrigation equipment and services for large-scale agriculture improves farm productivity while conserving fresh water resources. In addition, Valmont provides coatings services that protect against corrosion and improve the service lives of steel and other metal products. For more information, visit valmont.com. Concerning Forward-Looking Statements This release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances. As you read and consider this release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions. Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. These factors include among other things, the continuing and developing effects of COVID-19 including the effects of the outbreak on the general economy and the specific economic effects on the Company’s business and that of its customers and suppliers, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments. The Company cautions that any forward-looking statement included in this press release is made as of the date of this press release and the Company does not undertake to update any forward-looking statement. ###